SCHEDULE OF SHORT-TERM BANK LOANS (Details) - USD ($)		Jun. 30, 2022	Jun. 30, 2021
Line of Credit Facility [Line Items]
Short-term Debt		$ 564,000	$ 704,446
Cathay Bank [Membeer]
Line of Credit Facility [Line Items]
Short-term Debt	[1]	$ 564,000	$ 704,446

[1]	On February 6, 2020, one of the Company’s U.S. subsidiaries, Dogness Group, obtained a line of credit from Cathay Bank, pursuant to which Dogness Group has the availability to borrow a maximum $1.2 million out of this line of credit for two years at the U.S. prime rate. The loan is guaranteed by the fixed assets of Dogness Group. The purpose of this loan is to expand the business operation and increase the marketing and sales activities in the United States and other international markets.